American Century ETF Trust Statement of Additional Information Supplement American Century® Short Duration Strategic Income ETF
Supplement dated October 12, 2022 ■ Statement of Additional Information dated September 21, 2022
The following replaces the table on the front cover of the SAI.
American Century ETF Trust

	Ticker:	Exchange:
American Century® Diversified Corporate Bond ETF	KORP	NYSE Arca, Inc.
American Century® Diversified Municipal Bond ETF	TAXF	NYSE Arca, Inc.
American Century® Emerging Markets Bond ETF	AEMB	NYSE Arca, Inc.
American Century® Low Volatility ETF	LVOL	NYSE Arca, Inc.
American Century® Multisector Income ETF	MUSI	NYSE Arca, Inc.
American Century® Quality Convertible Securities ETF	QCON	Cboe BZX Exchange, Inc.
American Century® Quality Diversified International ETF	QINT	NYSE Arca, Inc.
American Century® Quality Preferred ETF	QPFF	Cboe BZX Exchange, Inc.
American Century® Select High Yield ETF	AHYB	NYSE Arca, Inc.
American Century® Short Duration Strategic Income ETF	SDSI	The Nasdaq Stock Market LLC
American Century® STOXX® U.S. Quality Growth ETF	QGRO	NYSE Arca, Inc.
American Century® STOXX® U.S. Quality Value ETF	VALQ	NYSE Arca, Inc.

The replaces the third paragraph of the The Funds' History section on page 2 of the SAI.

The funds offer and issue shares at their net asset value per share (NAV) only in aggregations of a specified number of shares (a Creation Unit), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (Deposit Securities), together with the deposit of a specified cash payment (Cash Component). Shares of each fund (except American Century Quality Convertible Securities ETF, American Century Quality Preferred ETF, and American Century Short Duration Strategic Income ETF) are listed for trading on NYSE Arca, Inc. (NYSE Arca), a national securities exchange. Shares of American Century Quality Convertible Securities ETF and the American Century Quality Preferred ETF are listed for trading on Cboe BZX Exchange, Inc. (Cboe). Shares of American Century Short Duration Strategic Income ETF are listed for trading on The Nasdaq Stock Market LLC (NASDAQ). NYSE Arca, Cboe, and NASDAQ are each referred to as a Listing Exchange. Shares of each fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the fund’s NAV. Shares of each fund are redeemable only in Creation Units, generally in exchange for portfolio securities and a Cash Component

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